SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                October 10, 2003


                           PHSB FINANCIAL CORPORATION
            ---------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




          Pennsylvania                0-33419               25-1894708
         --------------              ---------             ------------
  (State or other jurisdiction     (SEC File No.)  (IRS Employer Identification
        of incorporation)                                    Number)


744 Shenango Road, Beaver Falls, Pennsylvania                 15010
---------------------------------------------               ----------
   (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:      (724) 846-7300
                                                         --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last Report)



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                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 5.  OTHER EVENTS

         On October 10, 2003, PHSB Financial Corporation issued a press release to report the declaration of a special cash dividend in addition to the regular quarterly dividend. A copy of the press release is furnished as Exhibit 99 to this Form 8-K.

ITEM 7.  EXHIBITS

(c)      Exhibits

         Exhibit 99 -- Press Release, dated October 10, 2003.






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                                                    SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  PHSB FINANCIAL CORPORATION




Date:    October 10, 2003         By:
                                           /s/Richard E. Canonge
                                           ---------------------
                                           Richard E. Canonge
                                           Chief Financial Officer